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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 16, 2006

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                    000-21139                38-3185711
(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)

              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 16, 2006, DURA Holding Germany GmbH, a wholly owned subsidiary of DURA Automotive Systems, Inc., entered into a new employment contract with Mr. Jurgen von Heyden, President of DURA's Body & Glass Division, and Corporate Vice President. The only material change to his previous employment contract was a modification to the term. The term of the agreement is now stated as indefinite, with a termination by either party at the end of the calendar year following a twelve month notice period. The full agreement with Mr. von Heyden is attached hereto as Exhibit 10.1, 10.2 and 10.3 and are all hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) None

       (b) None

       (c) Exhibits

    10.1 Employment agreement, entered into on February 16, 2006, between DURA Holding Germany GmbH a wholly owned subsidiary of Dura Automotive Systems, Inc. and Mr. Jurgen von Heyden.

    10.2 Employment agreement - Pension Addendum, dated July 15, 1997, between DURA Holding Germany GmbH (formerly known as SHADE GmbH & Co. KG), a wholly owned subsidiary of Dura Automotive Systems, Inc., and Mr. Jurgen von Heyden.

    10.3 Employment agreement - Pension Addendum, dated November 27, 1997, between DURA Holding Germany GmbH (formerly known as SHADE GmbH & Co. KG), a wholly owned subsidiary of Dura Automotive Systems, Inc., and Mr. Jurgen von Heyden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.

Date:  February 23, 2006         By /s/ Keith R. Marchiando
                                    -----------------------------
                                    Keith R. Marchiando
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)

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                                INDEX TO EXHIBITS

EXHIBIT NO.                             DESCRIPTION
-----------       -------------------------------------------------------------
   10.1           Employment agreement, entered into on February 16, 2006,
                  between DURA Holding Germany GmbH, a wholly owned subsidiary of Dura Automotive Systems, Inc., and Mr. Jurgen von Heyden.

   10.2 Employment agreement - Pension Addendum, dated July 15, 1997, between DURA Holding Germany GmbH (formerly known as SHADE
                  GmbH & Co. KG), a wholly owned subsidiary of Dura Automotive
                  Systems, Inc., and Mr. Jurgen von Heyden.

   10.3           Employment agreement - Pension Addendum, dated November 27,
                  1997, between DURA Holding Germany GmbH (formerly known as
                  SHADE GmbH & Co. KG), a wholly owned subsidiary of Dura
                  Automotive Systems, Inc., and Mr. Jurgen von Heyden.